Goodwill and Impairment Review of Goodwill	12 Months Ended
Dec. 31, 2022
Text Block 1 [Abstract]
Goodwill and Impairment Review of Goodwill
NOTE 15. GOODWILL AND IMPAIRMENT REVIEW OF GOODWILL

December 31,	2022	2021

Balance, January 1	$566,270	$576,028

Acquisition (Note 7)	139,425	-

Impairment	(48,000)	-

Currency translation effects	21,682	(9,758)

Closing balance	$679,377	$566,270
Goodwill is allocated to CGU’s which are the Company’s operating segments that represents the lowest level at which goodwill is monitored for internal management purposes. During the fourth quarter of 2022, the Company reassessed its operating and reporting segments, refer to Note 35, and goodwill was re-allocated to the CGU’s representing the Company’s four operating segments. As a result, the Company performed its annual goodwill assessment on the new operating segments, comparing the carrying value and recoverable amounts for each segment in accordance with IAS 36.10(b). Goodwill acquired through historical business combinations was allocated to the Canada, USA, LATAM, and EH operating segments. Goodwill that was previously allocated to the prior ROW operating segment was re-allocated
to LATAM and EH based on the recoverable amount of these operating segments as determined based on value-in-use
calculations of these segments, and excluding the impact of the Exterran Transaction.
In assessing whether goodwill has been impaired, the carrying amount of each operating segment (including goodwill) is compared with its recoverable amount. The recoverable amount is the higher of the fair value less costs to sell and value-in-use.
Goodwill acquired from the Transaction was allocated to the USA and EH segments.
The recoverable amounts for the operating segments have been determined based on value-in-use
calculations, using discounted cash flow projections as at December 31, 2022. Management has adopted a five-year projection period to assess each segment’s value-in-use.
A terminal value is then determined using a perpetual growth methodology based on the fifth year. This five-year projection includes the financial budgets approved by the Board for 2023 and Management’s expectations of cash flows for 2024 to 2027.
At September 30, 2022, the Company determined that there was a $48.0 million impairment in Canada.
Key Assumptions Used in
Value-In-Use
Calculations:
The Company completed its annual assessment for goodwill impairment and determined that the recoverable amount for the Canada, USA, LATAM and EH operating segments exceeded the carrying amount using a 12.0 percent (December 31, 2021 – 10.7 percent), 10.7 percent (December 31, 2021 – 9.4 percent), 15.3 percent and
14.5

percent (December 31, 2021 – 12.6 percent on a combined ROW segment)
post-tax
discount rate, respectively.
The estimation of
value-in-use
involves significant judgment in the determination of inputs to the discounted cash flow model and is most sensitive to changes in cash flow projections, revenue growth rate, operating margins, terminal growth and discount rates. These key assumptions were tested for sensitivity by applying a reasonable possible change to those assumptions. Future earnings before finance costs and taxes (“EBIT”) were changed by ten percent while the discount rate was changed by one percent.
The USA, EH, and Canada operating segments have sufficient room as their recoverable amounts are significantly higher than their carrying values, and therefore, the sensitivities will not indicate an impairment. The sensitivities below would not put Canada in an impairment due to the impairment that was recognized during the third quarter of 2022, and an improved cash flow outlook for the region. LATAM is more sensitive to changes in EBIT and the discount rate as follows:

•
EBIT: Management has made estimates relating to the amount and timing of revenue recognition for projects included in backlog, and the assessment of the likelihood of maintaining and growing market share. For each ten percent change in EBIT, the impact on the value-in-use
would be $43.7 million for the LATAM segment. A ten percent decrease in EBIT would trigger an impairment in the LATAM segment. A ten percent change in EBIT in the Company’s other three segments would not trigger an impairment.

•
Discount Rate: Management determines a discount rate for each segment based on the estimated weighted average cost of capital of the Company, using the five-year average of the Company’s peer group debt to total enterprise value, adjusted for a number of risk factors specific to each operating segment. This discount rate has been calculated using an estimated risk-free rate of return adjusted for the Company’s estimated equity market risk premium, the Company’s cost of debt, and the tax rate in the local jurisdiction. For each one percent change in the discount rate, the impact on the value-in-use
would be $54.8 million for the LATAM segment. A one percent increase in weighted average cost of capital would trigger an impairment in the LATAM segment. A one percent change in the discount rate in the Company’s other three segments would not trigger an impairment.

Management will continue to assess the long-term projected cash flows, as certain factors may cause a material variance from previously used cash flow projections. Management notes that there is potential for future impairments as interest rates continue to fluctuate, and as the Company gets more visibility regarding future cash flows.